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                                                                   EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER

        We hereby consent to the reference to us under the headings "Business and Properties -- Oil and Gas Reserves" and "Experts" in the Prospectus constituting part of this Registration Statement on Form S-4 of Energy Corporation of America.


                                        Very truly yours,

                                        /s/ Ryder Scott Company

                                        RYDER SCOTT COMPANY
                                        PETROLEUM ENGINEERS

Denver, Colorado
Date: July 15, 1997